UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 20, 2020 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mgeenergy.com	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGE Energy, Inc. ☐Madison Gas and Electric Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 1.01. Entry into a Material Definitive Agreement.

Madison Gas and Electric Company (MGE), a wholly-owned subsidiary of MGE Energy, Inc. (MGEE), entered into a Loan Agreement dated as of April 1, 2020 (the Loan Agreement) with the City of Madison, Wisconsin, as Issuer (the Issuer), and a Bond Purchase and Covenants Agreement dated as of April 1, 2020 (the Bond Purchase Agreement) with U.S. Bank National Association as lender, pursuant to which MGE borrowed $19.3 million from the issuance of 2.05% City of Madison, Wisconsin Industrial Development Revenue Refunding Bonds (Madison Gas and Electric Company Project), Series 2020A (the New Bonds) to refund $19.3 million in principal amount of 3.45% City of Madison, Wisconsin Industrial Development Revenue Refunding Bonds, Series 2002B (Madison Gas and Electric Company Project) due October 1, 2027 (the Existing Bonds), representing all of the Existing Bonds. The New Bonds require the holder to tender those New Bonds on April 30, 2023, at which time the New Bonds will be either repriced and remarketed or redeemed and retired.

See Item 2.03 below for a description of the New Bonds, the Loan Agreement and the Bond Purchase Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Refunding and Repricing of IRB’s

On April 20, 2020, MGE borrowed $19.3 million from the issuance of the New Bonds by the City of Madison, Wisconsin and used those proceeds to redeem $19.3 million of the Existing Bonds. The Issuer loaned the proceeds of the New Bonds to MGE pursuant to the Loan Agreement. The funds for that loan were provided by U.S. Bank National Association pursuant to the Bond Purchase Agreement. The New Bonds were issued pursuant to an Indenture of Trust dated as of April 1, 2020 (the Indenture), between the Issuer and U.S. Bank National Association, as Trustee.

The New Bonds carry an interest rate of 2.05% per annum; and the interest on the New Bonds is payable semi-annually on April 1 and October 1 of each year, commencing on October 1, 2020. The New Bonds require the holder to tender those New Bonds on April 30, 2023, at which time the New Bonds will either be repriced and remarketed or redeemed and retired. The loan under the Loan Agreement mirrors the terms of the New Bonds. The loan under the Loan Agreement is unsecured.

Events of default under the Indenture and Loan Agreement include failures to pay principal or interest on the New Bonds and defaults in the performance of various covenants; subject to any applicable cure periods.

The Bond Purchase Agreement contains customary representations and warranties, covenants and events of default generally the same as the existing Amended and Restated Credit Agreement dated as of February 7, 2019 (the Credit Agreement) among MGE, as Borrower, the lenders party thereto, and U.S. Bank National Association, as Administrative Agent. Consistent with the Credit Agreement, the Bond Purchase Agreement requires MGE to maintain a ratio of consolidated indebtedness to consolidated total capitalization not to exceed a maximum of 65%. Both consolidated indebtedness and consolidated total capitalization are determined in accordance with generally accepted accounting principles, except that amounts included within MGE’s indebtedness and capitalization from “variable interest entities” as a result of the application of FASB Interpretation No. 46, Consolidation of Variable Interest Entities – an Interpretation of ARB No. 51, as modified, are excluded.

Similar to the Credit Agreement, a change of control constitutes a default under the Bond Purchase Agreement. Change in control events are defined as (i) a failure by MGEE to hold 100% of the outstanding voting equity interest in MGE or (ii) the acquisition of beneficial ownership of 30% or more of the outstanding voting stock of MGEE by one person or two or more persons acting in concert.

A copy of the Loan Agreement and the Bond Purchase Agreement are filed as Exhibits 4.1 and 4.2, respectively, to this report and reference is made to those documents for the complete terms and provisions of those agreements.

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Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in ITEM 1A. Risk Factors in the Registrants’ annual report on Form 10-K for the year ended December 31, 2019, and other factors discussed in filings made by the Registrants with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. The Registrants do not undertake any obligation to publicly release any revision to their forward-looking statements to reflect events or circumstances after the date of this report, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(a)Financial statements of businesses acquired: None

(b)Pro forma financial information: None

(c)Shell company transactions: None

(d)Exhibits.

Exhibit No.	Description
4.1

Loan Agreement dated as of April 1, 2020, between the City of Madison, Wisconsin, as issuer, and Madison Gas and Electric Company, including a Promissory Note dated April 20, 2020, due October 1, 2027.

4.2	Bond Purchase and Covenants Agreement dated as of April 1, 2020, among Madison Gas and Electric Company and U.S. Bank National Association, as lender and purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
(Registrants)

Date: April 24, 2020	/s/ Jeffrey C. Newman
Jeffrey C. Newman Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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